SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:

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[X]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-12

Jones Apparel Group, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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JONES APPAREL GROUP, INC.
250 RITTENHOUSE CIRCLE
BRISTOL, PENNSYLVANIA 19007
_________________

April 19, 2004

TO OUR STOCKHOLDERS:

    The 2004 annual meeting will be held on May 19, 2004 at 12:00 p.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Auditorium D, Second Floor, New York, New York, and we look forward to your attending either in person or by proxy. The Notice of Meeting, the Proxy Statement and the Proxy Card from the Board of Directors are enclosed. These materials provide further information concerning the meeting.

    Please read these materials so you will know what we plan to do at this meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on page 30.

Peter Boneparth President and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
PLEASE FILL IN, SIGN, DATE AND PROMPTLY MAIL THE
ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

_________________

DEFINITIONS

    As used in this Proxy Statement, unless the context requires otherwise, "the Company," "Jones," "our" and "we" means Jones Apparel Group, Inc. and consolidated subsidiaries,"McNaughton" means McNaughton Apparel Group, Inc. (acquired June 19, 2001), "Gloria Vanderbilt" means Gloria Vanderbilt Apparel Corp. (acquired April 8, 2002), "l.e.i." means R.S.V. Sport, Inc. and its related companies (acquired August 15, 2002), "Kasper" means Kasper, Ltd. (acquired December 1, 2003) and "SEC" means the United States Securities and Exchange Commission.

i

JONES APPAREL GROUP, INC.
250 RITTENHOUSE CIRCLE
BRISTOL, PENNSYLVANIA 19007

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2004

NOTICE IS HEREBY GIVEN that our annual meeting of stockholders will be held on May 19, 2004 at 12:00 p.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Auditorium D, Second Floor, New York, New York. The purpose of the meeting is to vote on the following matters:

  Election of directors;

  Ratification of the selection of BDO Seidman, LLP as our independent auditors for 2004;

  Approval of amendments to the 1999 Stock Incentive Plan; and

  Such other business as may properly come before the meeting.

    The close of business on March 19, 2004 has been fixed as the record date. Only stockholders of record at the close of business on that date can vote at the annual meeting.

    If you would like to attend the meeting, please see the instructions on page 30 of the Proxy Statement. Otherwise, please promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed within the United States.

By Order of the Board of Directors Peter Boneparth President and Chief Executive Officer

Dated: April 19, 2004

ii

PROXY STATEMENT

JONES APPAREL GROUP, INC.
250 Rittenhouse Circle
Bristol, Pennsylvania 19007

ANNUAL MEETING OF STOCKHOLDERS

    The Board of Directors is soliciting proxies to be used at our annual meeting of stockholders to be held on May 19, 2004 at 12:00 p.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Auditorium D, Second Floor, New York, New York. This proxy statement and the proxies solicited by this proxy statement will be sent to stockholders on or about April 19, 2004. The Annual Report to our stockholders for the year ended December 31, 2003 accompanies this proxy statement.

Who Can Vote

    At the close of business on March 19, 2004, 126,068,631 shares of our common stock were outstanding and eligible for voting at the annual meeting. Each stockholder of record has one vote for each share of common stock held on all matters to come before the meeting. Only stockholders of record at the close of business on March 19, 2004 are entitled to notice of and to vote at the annual meeting.

How You Can Vote

    If you return your properly signed proxy to us before the annual meeting, we will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve or disapprove of or abstain from (i) the ratification of BDO Seidman, LLP to be our independent auditors for 2004 and (ii) the approval of amendments to the 1999 Stock Incentive Plan.

    You may revoke your proxy at any time prior to its use, by voting in person at the annual meeting, by executing a later-dated proxy, or by submitting a written notice of revocation to the Secretary of Jones at our office at the above address or at the annual meeting.

    Under the rules of the SEC, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to vote "for," "against" or "abstain" from voting on each of the proposals other than the election of directors, or to vote in favor or withhold authority to vote for one or more of the Board of Directors' nominees for director. If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors" below and "FOR" each of (i) the ratification of BDO Seidman, LLP to be our independent auditors for 2004 and (ii) the approval of amendments to the 1999 Stock Incentive Plan.

Required Votes

    Pennsylvania law and our by-laws require the presence of a "quorum" for the annual meeting. A quorum is defined as the presence, either in person or represented by proxy, of the holders of a majority of the votes which could be cast in the election or on a proposal. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. "Broker nonvotes," or proxies submitted by brokers which do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (when such instructions are required by New York Stock Exchange Rules), are not considered "shares present" and will not affect the outcome of the vote.

    Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. Each of the proposals other than the election of directors must be approved by a majority of votes cast on each proposal. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with the proposals other than the election of directors. Director nominees must receive a plurality of the votes cast at the meeting, which means that a broker non-vote or a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting.

Security Ownership of Certain Beneficial Owners

    The information contained herein has been obtained from our records or from information furnished directly by the individual or entity to us.

    The table below shows, as of March 19, 2004, how much of our common stock was owned by each of our directors, nominees, executive officers named in the Summary Compensation Table on page 12 (the "Named Executive Officers"), each person known to us to own 5% or more of our common stock (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) and all of our directors and executive officers, as a group.

Name	Number of Shares Owned (1)		Rights to Acquire (2)	Restricted Stock (3)	Percentage of Outstanding Shares
Peter Boneparth	83,361		1,475,798	166,667	1.4%
Sidney Kimmel	1,027,529	(4)	826,666	-	1.5%
Geraldine Stutz	35,400		15,000	-	*
Howard Gittis	4,000		15,000	-	*
Anthony F. Scarpa	-		6,500	-	*
Matthew H. Kamens	-		6,000	-	*
Michael L. Tarnopol	-		6,000	-	*
J. Robert Kerrey	-		3,000	-	*
Ann N. Reese	3,000		6,000	-	*
Wesley R. Card	61,768		367,975	100,000	*
Rhonda J. Brown	10,000		108,334	30,000	*
Ira M. Dansky	5,200		205,999	25,000	*
FMR Corp. 82 Devonshire Street Boston, MA 02109	7,484,287	(5)	-	-	5.9%
J.P. Morgan Chase & Co. 270 Park Avenue New York, NY 10017	6,309,865	(6)	-	-	5.0%

Name	Number of Shares Owned (1)		Rights to Acquire (2)	Restricted Stock (3)	Percentage of Outstanding Shares
Barclay's Global Investors, NA 45 Fremont Street San Francisco, CA 94105	11,701,477	(7)	-	-	9.3%
All directors and executive officers as a group (14 persons)	1,236,808		3,130,272	336,667	3.6%
___________________
*	Less than one percent.
(1)	Includes shares for which the named person has either sole or shared voting and investment power. Excludes shares of restricted stock and shares that can be acquired through the exercise of options.
(2)	Shares that can be acquired through stock options exercisable through May 18, 2004.
(3)	Shares subject to a vesting schedule and other restrictions as to which the named individual has voting power.
(4)	Represents shares held by RIP Investments, L.P.
(5)	Based solely upon information reported in Schedule 13G/A, filed with the SEC on February 17, 2004, reporting beneficial ownership as of December 31, 2003. FMR Corp. has sole power to vote or to direct the vote for 364,887 shares and has sole power to dispose or to direct the disposition of 7,484,287 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 7,119,400 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and such registered investment companies each have sole power to dispose of the 7,119,400 shares owned by the Fidelity Funds. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.
(6)	Based solely upon information reported in Schedule 13G/A, filed with the SEC on February 11, 2004, reporting beneficial ownership as of December 31, 2003. J.P. Morgan Chase & Co. has sole power to vote or to direct the vote for 3,795,138 shares, has shared power to vote or to direct the vote for 258,273 shares, has sole power to dispose or to direct the disposition of 5,869,066 shares and has shared power to dispose or to direct the disposition of 430,499 shares. J.P. Morgan Chase is the beneficial owner of such shares on behalf of other persons known to have one or more of the following: the right to receive dividends for such securities, the power to direct the receipt of dividends from such securities, the right to receive the proceeds from the sale of such securities, and the right to direct the receipt of proceeds from the sale of such securities. None of such persons are known to own more than 5% of the class of such securities.
(7)	Based solely upon information reported in Schedule 13G, filed with the SEC on February 17, 2004, reporting the beneficial ownership as of December 31, 2003 for the following, each of which has sole voting and dispositive power for the indicated shares: Barclays Global Investors, NA. (8,143,110 shares), Barclays Global Fund Advisors (409,044 shares), Barclays Global Investors, Ltd (1,771,502 shares), Barclays Global Investors Japan Trust and Banking Company Limited (101,619 shares), Barclays Bank PLC (19,000 shares), Barclays Capital Inc. (58,900 shares) and Barclays Capital Securities Limited (3,633 shares). The shares reported are held by these entities in trust accounts for the economic benefit of the beneficiaries of those accounts.

Item 1.  Election of Directors

    In accordance with our by-laws, our Board of Directors has fixed the number of directors at nine. Our Board of Directors has nominated nine persons to be elected at the annual meeting to serve as our directors until the next annual meeting of stockholders and until their respective successors are elected. All of the nominees currently serve as our directors. Pursuant to the terms of the amended and restated employment agreement which Jones entered into with Peter Boneparth on March 11, 2002, we have agreed to include Mr. Boneparth as a nominee for our Board of Directors and to recommend that stockholders vote in favor of his election to the Board of Directors, for so long as Mr. Boneparth is employed by us under the employment agreement. Mr. Boneparth's agreement has an initial term of three years and provides for automatic 12-month extensions unless either party gives notice no later than March 31 of the year preceding the final year of the applicable term that the agreement will not be extended.

    We will vote your shares as you specify on the enclosed proxy form. If you sign, date and return the proxy form but don't specify how you want your shares voted, we will vote them "FOR" all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

    The following information is supplied with respect to each person nominated and recommended to be elected by our Board of Directors and is based upon our records and information furnished to us by the nominees. See "Security Ownership of Certain Beneficial Owners" for information pertaining to stock ownership by the nominees.

Name	Age	Other Positions with Jones and Principal Occupation	Has served as director since
Peter Boneparth	44	President and Chief Executive Officer	2001
Sidney Kimmel	76	Chairman	1975
Geraldine Stutz	75	Principal Partner, GSG Group	1991
Howard Gittis	70	Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes Holdings Inc.	1992
Anthony F. Scarpa	61	Retired Senior Vice President/Division Executive, JPMorgan Chase Bank	2001
Matthew H. Kamens	52	Attorney	2001
Michael L. Tarnopol	67	Senior Managing Director, Chairman of Investment Banking Division and Vice Chairman of the Board of Directors of Bear, Stearns and Co. Inc.	2001
J. Robert Kerrey	60	President of New School University	2002
Ann N. Reese	51	Executive Director, Center for Adoption Policy Studies	July 2003

    Mr. Boneparth was named President in March 2002 and Chief Executive Officer in May 2002. He also serves as Chief Executive Officer of McNaughton. He has been Chief Executive Officer of McNaughton since June 1999, President of McNaughton from April 1997 until January 2002, and Chief Operating Officer of McNaughton from 1997 until its acquisition by us. Prior to that time, Mr. Boneparth was Executive Vice President and Senior Managing Director of Investment Banking for Rodman & Renshaw, Inc., an investment banking firm, from March 1995 to April 1997.

    Mr. Kimmel founded the Jones Apparel Division of W.R. Grace & Co. in 1970. Mr. Kimmel has served as our Chairman since 1975 and as Chief Executive Officer from 1975 to May 2002.

    Ms. Stutz has been a principal partner of GSG Group, a fashion and marketing service, since 1993. Prior to 1993, she was Publisher of Panache Press at Random House, a book publisher. From 1960 until 1986, Ms. Stutz was President of Henri Bendel.  Ms. Stutz has served on the Board of Directors of a number of public companies and is a director of The Theatre Development Fund and The Actors' Fund.

    Mr. Gittis has been Vice Chairman and Chief Administrative Officer and a director of MacAndrews & Forbes Holdings Inc., a privately-held diversified holding company, and various of its affiliates since July 1985. In addition, Mr. Gittis is a director of Loral Space and Communications Ltd., M&F Worldwide Corp., Panavision Inc., Revlon, Inc. and Scientific Games Corporation.

    Mr. Scarpa served as Senior Vice President and Division Executive of JPMorgan Chase Bank from 1985 until his retirement in December 2000.

    Mr. Tarnopol is a Senior Managing Director, Chairman of the Investment Banking Division and Vice Chairman of the Board of Directors of Bear, Stearns and Co. Inc. Mr. Tarnopol joined Bear Stearns in 1975, became a Partner in 1975, and held executive positions in its Mergers and Acquisitions and International departments prior to its conversion from a partnership to a corporation in 1985. Thereafter, he became a Senior Managing Director of the corporation.

    Mr. Kamens is employed by Mr. Kimmel as a lawyer and personal advisor. He is also Of Counsel to the law firm of Wolf, Block, Schorr and Solis-Cohen LLP, where he served as its Chairman from 1995 to 2001.

    Mr. Kerrey has served as the President of New School University in New York City since January 2001. From 1988 to 2000, he served as United States Senator from Nebraska. During that period, he was a member of numerous congressionally-chartered commissions and Senate committees, including the Senate Finance and Appropriations Committees and the Senate Select Committee on Intelligence. Prior to that time, he served as Governor of Nebraska from 1982 to 1987. Mr. Kerrey also serves on the Board of Directors of Tenet Healthcare Corporation.

    Ms. Reese co-founded the Center for Adoption Policy Studies in New York in 2001 and is currently the Executive Director. Prior to co-founding the Center, Ms. Reese served as a Principal with Clayton, Dubilier & Rice, a private equity investment firm, from 1999 to 2000 and as Executive Vice President and Chief Financial Officer of ITT Corporation from 1995 to 1998. Ms. Reese also serves on the Board of Directors of Xerox Corporation, Kmart Holding Corporation and Jafra Cosmetics International Inc.

Corporate Governance and Board Matters

Independence of Directors

    The Board of Directors consists of nine directors, six of whom the Board has affirmatively determined have no material relationship with Jones and are independent within the director independence standards adopted by the Board pursuant to the New York Stock Exchange listing standards.

    The six independent directors are Howard Gittis, J. Robert Kerrey, Ann N. Reese, Anthony F. Scarpa, Geraldine Stutz, and Michael L. Tarnopol. Mr. Boneparth is our President and Chief Executive Officer and Mr. Kimmel is our Chairman and, until May 22, 2002, was our Chief Executive Officer. Mr. Kamens has a personal services contract with Mr. Kimmel.

    The categorical standards adopted by the Board are as follows1:

    (i) The Director is not, and has not within the past three years been, an officer or employee of Jones, and no member of his or her immediate family is, or within the past three years has been, an executive officer of Jones and the Director does not have, and has not had within the past three years, a personal services contract with Jones, its Chairman, Chief Executive Officer or other executive officers.

    (ii) Neither the Director nor any of his or her immediate family has received more than $100,000 per year in direct compensation from Jones within the past three years (excluding director and committee fees and expenses).

    (iii) The Director has not been an executive officer or an employee of, and no immediate family member of the Director has been an executive officer of, another company within the past three years that has made payments to or has received payments from Jones for property or services in an amount exceeding the greater of $1 million or 2% of such other company's consolidated gross revenues.

    (iv) The Director has not been affiliated with or employed by, and no immediate family member of the Director has been affiliated with or employed in a professional capacity by, the independent auditor of Jones or any other independent auditor of Jones within the past three years.

    (v) The Director has not been employed, and no immediate family member of the Director has been employed, within the past three years as an executive officer of another company where either Jones' Chief Executive Officer or Chief Financial Officer or other executive officer served on such other company's compensation committee.

    (vi) The Director has not been an executive officer of an entity to which Jones or any of its executive officers has made, within the past three years, charitable contributions in any one year exceeding the greater of (i) $1 million or (ii) 2% of the charitable entity's annual consolidated gross revenues.

________
    1The full text of Jones' Director Independence Standards is available on our website, www.jny.com (under the "Corporate Governance" caption).

Board Structure and Committee Composition

    The Board of Directors maintains three standing committees: Audit, Compensation and Nominating/ Corporate Governance. All three committees are composed entirely of independent directors. The members of each committee are identified in the table below.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Peter Boneparth
Sidney Kimmel
Geraldine Stutz			*
Howard Gittis	*	**	*
Anthony F. Scarpa	**	*
Matthew H. Kamens
Michael L. Tarnopol
J. Robert Kerrey		*	**
Ann N. Reese	*
* Member ** Chair

    Assignments to, and chairs of, the committees are recommended by the Nominating/Corporate Governance Committee and selected by the Board. All committees report on their activities to the Board. The current membership and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website, www.jny.com (under the "Corporate Governance" caption).

    During 2003, the Board held 12 meetings and acted by written consent four times. Each director attended at least 75% of all Board and applicable Committee meetings held during the period for which he or she served as a director. As set forth in our Corporate Governance Guidelines, directors are expected to attend our annual meetings of stockholders. Seven of the eight incumbent directors at the time of the last annual meeting of stockholders in May 2003 attended that meeting.

Audit Committee

    The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board in oversight of (1) the integrity of Jones' financial statements, (2) Jones' independent auditors' qualifications and independence, (3) the performance of Jones' internal audit function and independent auditors and (4) Jones' compliance with legal and regulatory requirements. In addition, the Committee renders its report for inclusion in Jones' annual proxy statement.

    The Audit Committee is also responsible for retaining (subject to stockholder approval), evaluating and, if appropriate, terminating Jones' independent auditors.

    The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Jones for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held six meetings in 2003. Each of the current members of the Audit Committee meets the enhanced standards for the independence of audit committee members under SEC rules and New York Stock Exchange listing standards, and is financially literate, as required of audit committee members by the New York Stock Exchange. The Board has determined that Ann N. Reese is an audit committee financial expert. The Nominating/Corporate Governance Committee of the Board intends to identify a candidate and to recommend to the Board that an additional member be added to the Board and the Audit Committee who would qualify as an additional audit committee financial expert.

    The report of the Audit Committee is included in this proxy statement on page 10. The charter of the Audit Committee is included in this proxy statement as Annex A.

Compensation Committee

    The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of Jones' Chief Executive Officer and other executives in light of such factors as the compensation philosophy of Jones, competitive practices and such other factors as the Committee deems appropriate. The Compensation Committee recommends to the Board the compensation of directors. The Committee also renders its report on executive compensation for inclusion in Jones' annual proxy statement.

    The Compensation Committee held three meetings and acted by written consent eight times in 2003.

    The report of the Compensation Committee is included in this proxy statement on page 14.

Nominating/Corporate Governance Committee

    The Nominating/Corporate Governance Committee assists the Board in fulfilling its responsibilities by (1) identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, (2) advising the Board and the committees of the Board regarding their membership and procedures and (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to Jones and otherwise taking a leadership role in shaping the corporate governance of Jones.

    The Nominating/Corporate Governance Committee held three meetings in 2003.

Nomination of Directors

    The Nominating/Corporate Governance Committee of Jones is open to selecting as candidates for the Board of Directors individuals of merit regardless of background, whom the Committee believes have the potential to be superior directors of a public company, consistent with applicable law, the listing standards of the New York Stock Exchange and Jones' Corporate Governance Guidelines.

    Jones' Corporate Governance Guidelines contain general criteria for the nomination of director candidates, which include the following:

  the candidate's unquestioned character and integrity,
  mature judgment,

  diversity of background and experience,
  demonstrated skills in his/her area of present or past professional, business, academic or non-profit responsibility, an ability to work effectively with others,
  sufficient time to devote to the affairs of Jones and
  freedom from conflicts of interest.

Stockholder Nominees

    As provided in Jones' Corporate Governance Guidelines, the Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders. The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." Any candidates proposed by stockholders for consideration by the Nominating/Corporate Governance Committee should include the candidate's name and qualifications for Board membership and should be addressed to:

Chair
Nominating/Corporate Governance Committee
c/o Secretary
Jones Apparel Group, Inc.
1411 Broadway, 39th Floor
New York, New York 10018

    In addition, the by-laws of Jones permit stockholders to nominate directors for consideration at a stockholders' meeting. For a description of the process for nominating directors in accordance with Jones' by-laws, see "Submission of Stockholder Proposals and Nominations" on page 29.

Identifying and Evaluating Nominees for Director

    When the Chief Executive Officer, the Nominating/Corporate Governance Committee or another Board member identifies the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the Nominating/Corporate Governance Committee initiates a search and seeks input from Board members, senior management and others. The Board will hire a search firm, if necessary.

    When initial candidates who satisfy specific criteria and otherwise qualify for membership on the Board are identified and presented to the Nominating/Corporate Governance Committee, members of the Nominating/Corporate Governance Committee interview them. The Committee keeps the full Board informally informed of its progress, including giving the full Board an opportunity to interview the candidates. The Nominating/Corporate Governance Committee considers and approves the final candidate, and then seeks full Board endorsement of the selected candidate. In evaluating such nominees, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth above. The Nominating/Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth in Jones' Corporate Governance Guidelines, based on whether the candidate was recommended by a stockholder or not.

    Ann N. Reese was elected a director by the Board on July 28, 2003. She was recommended to the Nominating/Corporate Governance Committee by corporate governance counsel to the Board.

Director Compensation and Stock Ownership Guidelines

    Each director who is not our full-time employee receives an annual retainer of $30,000 and a fee of $2,000 for each Board of Directors meeting attended and $1,000 for each Board committee meeting attended. The chairman of the Audit Committee also receives a $10,000 annual retainer, and the chairman of each Board committee other than the Audit Committee also receives a $5,000 annual retainer. Each non-employee director may elect to defer all or a portion of his or her annual retainer and meeting attendance fees under the Jones Apparel Group, Inc. Deferred Compensation Plan for Outside Directors.

    In addition, each non-employee director receives an annual grant of options to purchase 3,000 shares of our common stock. Each newly-elected non-employee director also receives an initial grant of options to purchase 6,000 shares of our common stock. Each option has an exercise price of $1.00 per share, will expire on the seventh anniversary of its date of grant and will be exercisable beginning six months from the date of grant, in whole or in part, during the exercise period. If our stockholders approve the amendments to the 1999 Stock Incentive Plan described under "Item 3" of this proxy statement, the exercise price of options granted to directors from and after May 19, 2004 will not be less than the fair market value of the common stock on the date of grant.

    Directors are expected to own shares of Jones common stock equal in value to at least five times the then-current amount of the annual retainer. That ownership stake should be achieved within five years of their election or appointment to the Board of Directors (or, in the case of those directors serving as such at the time the requirement was adopted in October 2002, by November 2007) . Each director may count toward that requirement the value of shares owned, the value of share units credited to the director's account under the Jones Apparel Group, Inc. Deferred Compensation Plan for Outside Directors and the value of any unexercised stock options having an exercise price of $1.00 per share.

Communications with the Board or the Presiding Director

    The independent directors have selected Howard Gittis as Presiding Director. Among other things, the Presiding Director chairs executive sessions of non-management directors, held at least three times a year. You can contact our Board of Directors, our non-management directors as a group, our Presiding Director or any other director by writing to the Board, our non-management directors as a group, or such director c/o Secretary, Jones Apparel Group, Inc., 1411 Broadway, 39th Floor, New York, New York 10018. The Secretary will promptly forward any communication unaltered to the Board, non-management directors as a group or such director.

Corporate Governance Guidelines

    The Board of Directors has adopted corporate governance principles to provide guidelines for Jones and the Board to ensure effective corporate governance. Jones' Corporate Governance Guidelines are available at our website, www.jny.com (under the "Corporate Governance" caption).

Audit Committee Report

    The Audit Committee assists the Board of Directors in its general oversight of the integrity of Jones' financial statements, the independent auditors' qualifications and independence, the performance of Jones' internal audit function and independent auditors' and Jones' compliance with legal and regulatory requirements. The independent auditors report directly to the Audit Committee.

    Jones' management has primary responsibility for preparing Jones' financial statements and Jones' financial reporting process. Jones' independent auditors, BDO Seidman LLP, are responsible for expressing an opinion on the conformity of Jones' audited financial statements with accounting principles generally accepted in the United States.

    In this context, the Audit Committee hereby reports as follows:

  The Audit Committee has reviewed and discussed the audited financial statements with Jones' management.

  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU Section 380), as amended.

  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees") and has discussed with the independent auditors the independent auditors' independence.

  Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Jones' Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee: Anthony F. Scarpa (Chairman), Howard Gittis and Ann N. Reese
March 25, 2004.

    The foregoing Report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of Jones' previous or future filings with the SEC, except as otherwise explicitly specified by Jones in any such filing.

Compensation Committee Interlocks and Insider Participation

    The members of the Compensation Committee during 2003 were Mr. Gittis, Mr. Scarpa and Mr. Kerrey. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with our executive officers or our other directors.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC and the New York Stock Exchange, and to furnish us with copies of, reports of ownership and changes in ownership of our common stock. Based on a review of our records and written representations of our directors and executive officers, all Section 16(a) reports for 2003 were filed on a timely basis.

Executive Compensation

Summary of Executive Compensation

    The following summary compensation table shows the before-tax compensation for the three years ended December 31, 2003 for services in all capacities for our Chief Executive Officer and our four other most highly compensated executive officers during 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Other Annual Compen- sation($)(2)	Restricted Stock Awards ($)(3)		Securities Underlying Options (#)	All Other Compen- sation($)(4)
Peter Boneparth (5) President and Chief Executive Officer	2003 2002 2001	2,000,000 1,405,467 918,731	2,000,000 3,000,000 -	(6)	26,020 22,038 -	7,090,000 - -	(7)	- 1,500,000 425,000	16,504 16,904 18,561
Sidney Kimmel Chairman	2003 2002 2001	1,200,000 1,200,000 1,200,000	1,800,000 1,800,000 2,500,000		- 480,000 480,164	- - -		- - 400,000	8,000 8,000 6,800
Wesley R. Card Chief Operating and Financial Officer	2003 2002 2001	900,000 803,369 600,000	1,000,000 1,000,000 800,000		151,028 71,759 10,219	4,254,000 - -	(8)	- - 100,000	8,000 8,000 6,800
Rhonda J. Brown (9) President and Chief Executive Officer, Footwear, Accessories and Retail Group	2003 2002 2001	1,200,000 1,000,000 197,436	1,500,000 1,500,000 275,000		- - -	329,700 1,103,100 -	(10) (11)	30,000 - 275,000	8,000 7,667 -
Ira M. Dansky Executive Vice President, Secretary and General Counsel	2003 2002 2001	600,000 500,000 500,000	600,000 600,000 500,000		12,500 12,500 10,000	164,850 1,103,100 -	(12) (11)	10,000 - 100,000	8,000 8,000 6,800
___________________
(1)	Annual bonus amounts are reported for the year earned and accrued regardless of the timing of the actual payment.
(2)	Amounts listed for current executive officers other than Mr. Kimmel are allowances for the employee's purchase or lease of personal automobiles and company-provided clothing. The amount for Mr. Kimmel represents our aggregate incremental cost of maintaining an apartment in New York City we owned during the periods shown, which was used by Mr. Kimmel. The apartment was sold in December 2002. The 2003 and 2002 amounts for Mr. Card also include our aggregate incremental cost of renting an apartment in New York City, which was used by Mr. Card.
(3)	The value shown is the number of restricted shares times the closing price of our common stock on the New York Stock Exchange on the date of grant. At the end of 2003, Mr. Boneparth, Mr. Card, Ms. Brown and Mr. Dansky held 250,000, 150,000, 40,000 and 35,000 shares, respectively, of restricted stock valued at $8,807,500, $5,284,500, $1,409,200 and $1,233,050, respectively, calculated using the closing price of our common stock on the New York Stock Exchange on the last trading day of the year ($35.23). Dividends are payable on the shares of restricted stock if and when declared by the Board of Directors as the same rate as they are paid to all common stockholders.
(4)	We provide the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are not included in this column pursuant to SEC rules. The amounts shown in this column represent our contributions to the Jones Apparel Group, Inc. Retirement Plan on behalf of the named individuals. The amounts for Mr. Boneparth also include $13,171, $13,054 and $14,948 in 2003, 2002 and 2001, respectively, of premiums we paid with respect to term life insurance for the benefit of Mr. Boneparth.
(5)	Mr. Boneparth's employment with us began on June 19, 2001.

(6)	Includes $1,000,000 paid to Mr. Boneparth in March 2002, when he became our President and was designated to become our Chief Executive Officer in May 2002. Such payment was made in satisfaction of his right to receive a minimum bonus in that amount in 2002, under the terms of the previously existing employment agreement under which Mr. Boneparth served as the President and Chief Executive Officer of McNaughton.
(7)	Vesting restrictions lapse as to one-third of the 250,000 restricted shares in each of 2004, 2005 and 2006, provided that we achieve certain performance targets in 2003, 2004 and 2005. The 250,000 performance contingent restricted shares were awarded to Mr. Boneparth as a replacement for 1,500,000 options to which he was contractually entitled. See "Compensation Committee Report on Executive Compensation" on page 14.
(8)	Vesting restrictions lapse as to one-third of the 150,000 restricted shares in each of 2004, 2005 and 2006, provided that we achieve certain performance targets in 2003, 2004 and 2005. The 150,000 performance contingent restricted shares were awarded to Mr. Card as a replacement for 500,000 options to which he was contractually entitled. See "Compensation Committee Report on Executive Compensation" on page 14.
(9)	Ms. Brown's employment with us began on October 22, 2001.
(10)	Vesting restrictions lapse as to one-third of the 10,000 restricted shares in each of 2004, 2005 and 2006.
(11)	Vesting restrictions lapse as to one-third of the 30,000 restricted shares in each of 2004, 2005 and 2006, provided that we achieve certain performance targets in 2003, 2004 and 2005.
(12)	Vesting restrictions lapse as to one-third of the 5,000 restricted shares in each of 2004, 2005 and 2006.

Stock Options

    The following table sets forth the details of stock options granted to the Named Executive Officers during 2003. The table shows, among other data, hypothetical potential gains from stock options granted based entirely on assumed growth rates of 5% and 10% in the value of our stock price over the seven-year life of the options. The assumed rates of growth were selected by the SEC for illustration purposes only and are not intended to predict future stock prices, which will depend on market conditions and our future performance and prospects.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
Peter Boneparth	-	-	-	-	-	-
Sidney Kimmel	-	-	-	-	-	-
Wesley R. Card	-	-	-	-	-	-
Rhonda J. Brown	30,000 (1)	10.0%	$33.36	12/12/10	$407,426	$949,476
Ira M. Dansky	10,000 (1)	3.3%	$33.36	12/12/10	$135,809	$316,492
___________________
(1)	The options vest and become exercisable on a cumulative basis as to 33-1/3% of the shares subject to options in each of the years commencing December 12, 2004 until December 12, 2006, and thereafter are exercisable until the seventh anniversary of the date of grant.

    Stock option exercises by the Named Executive Officers during 2003, as well as the number and total value of unexercised "in-the-money" options at December 31, 2003, are as follows:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2003(#)		Value of Unexercised In-the-Money Options at December 31, 2003($)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter Boneparth	-	-	975,798	1,141,667	4,884,462	165,418
Sidney Kimmel	-	-	826,666	133,333	5,567,460	529,332
Wesley R. Card	-	-	367,975	33,333	3,793,660	132,332
Rhonda J. Brown	75,000	693,750	108,334	121,666	1,026,838	962,512
Ira M. Dansky	-	-	205,999	43,333	1,582,915	151,032

Compensation Committee Report on Executive Compensation

    The Compensation Committee is responsible for establishing and administering the policies that govern our executive compensation and benefits program. The Committee works to ensure that the Chief Executive Officer, other executive officers and key management are compensated in a manner that reflects:

  Shareholder interests and the stated compensation philosophy of Jones,
  Objectives for attracting and retaining executive talent and
  Competitive practices and internal equity considerations.

    General. The Compensation Committee met three times (and took action by written consent eight times) in 2003. In addition to conducting its regular business, the Committee conducted a review of its executive compensation program compared to other apparel, footwear and retail companies and evolving "best practices." The Committee employed an independent consultant, Mercer Human Resource Consulting, when conducting its review of the executive compensation program. The Compensation Committee's process includes executive sessions where the Committee meets alone, or with its consultant or other advisors, without the presence of management. In addition, the Committee regularly updates the full Board on the course of its deliberations.

    Compensation Philosophy. The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate management pay with the achievement of our annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievement, and assist us in attracting and retaining qualified management. Management compensation is set at levels that the Compensation Committee believes are consistent with others in the business segments in which we operate, and gives special emphasis to the need for the best creative talent available in product-related positions. This philosophy is designed to encourage and support strong performance, and retain the team, giving Jones a competitive advantage.

    In determining what are competitive levels of compensation, the Compensation Committee reviews the compensation levels of other publicly traded apparel, footwear and retail companies that are considered comparable to us, either in their size or type of operations. The Compensation Committee has targeted the compensation of our executives in the upper three-quarters of the range of the surveyed companies, provided that our annual and long-term performance supports our compensation.

    Base Salaries. We established 2003 base salaries for our executive officers with reference to amounts paid by our competitors for key managerial and creative talent. In establishing base salaries, we also considered individual performance, impact on business results, tenure and experience. Consistent with those criteria, Mr. Kimmel's salary was continued at $1,200,000 for 2003. For 2003 (as provided in his employment contract), Mr. Boneparth's base salary was at the annual rate of $2,000,000.

    Annual Bonuses. The Executive Annual Incentive Plan, which was adopted in 1999 and approved by shareholders, provides that the Named Executive Officers are eligible to participate in an "Incentive Pool" of not more than 3.0% of our Income Before Provision for Income Taxes (as adjusted under the Incentive Plan). During the first quarter of each year, the Compensation Committee allocates a percentage of the Incentive Pool for that year to each of the participants. Following the end of the applicable year, the Compensation Committee determines the award for each participant based on a review of actual results and performance factors.

    For 2003, the maximum Incentive Pool was $15,800,000. The actual awards made under the Incentive Plan to the Named Executive Officers for 2003 totaled $6,900,000, including $1,800,000 to Mr. Kimmel and $2,000,000 to Mr. Boneparth. In making the awards, the Compensation Committee gave particular weight to the Company's good financial performance in a very challenging economic environment, the successful management transition, the difficult exit from the Lauren by Ralph Lauren and Ralph by Ralph Lauren branded business (resulting from the dispute with Polo Ralph Lauren Corporation), and the continued implementation and execution of Jones' growth and diversification strategy with the Kasper/Anne Klein acquisition and the creation and launch of the Jones New York Signature line.

    In addition to the $2,000,000 awarded as a bonus to Mr. Boneparth for performance in 2003 under the Executive Annual Incentive Plan, an additional bonus of $1,000,000 was paid in January 2003. This bonus was due to Mr. Boneparth under the employment contract negotiated in April 2001 in connection with the acquisition of McNaughton.

    Stock Option and Restricted Stock Grants. The Compensation Committee awards stock options and restricted stock to our executive officers in order to link the long-term interests of these persons and our stockholders, and to assist in the retention of these executives.

    Stock options typically vest in equal installments over three years. Restricted stock also typically vests in installments over three years, with the vesting of certain restricted stock grants also contingent on Jones achieving financial performance objectives established by the Compensation Committee. In determining the size of stock option and restricted stock awards, the Committee considers factors which include Jones' guidelines for the Black-Scholes value of annual option grants expressed as a percentage of base salary, previously granted options and equity awards, the size of options and equity awards made by competitors and the individual performance and impact of individual executives.

    In 2002, Mr. Boneparth received a grant of 1,500,000 stock options priced at $36.54, equal to 100% of fair market value on the date of grant. The grant was part of the employment agreement negotiated with Jones and authorized by the Board of Directors when Mr. Boneparth was designated to succeed Mr. Kimmel as Chief Executive Officer.

    The 2002 employment agreement negotiated between Jones and Mr. Boneparth also provided for an additional grant of 1,500,000 options. The employment agreement negotiated in 2002 between Jones and Mr. Card provided for a grant of 500,000 options to Mr. Card, to recognize his promotion to the position of Chief Operating and Financial Officer. Under the employment agreements, these option grants were contingent on shareholder approval of additional shares to fund awards under the equity plan. If approval of additional shares was not obtained, the two executives were eligible for a payment of equivalent value from a non-equity incentive plan under certain conditions. Since the request for approval of additional shares had been deferred until the 2003 Annual Meeting, and a non-equity incentive plan was not in place, the contractual obligation for the option grants remained unsatisfied.

    In late 2002, Mr. Boneparth and Mr. Card offered to forego the contractually mandated options in consideration of receiving another form of equity based compensation. The Committee worked with its consultant and considered various long-term incentive awards. In 2003, grants of performance contingent restricted stock were awarded by the Board of Directors to Mr. Boneparth and Mr. Card as a replacement for the contractually mandated stock options. Mr. Boneparth was awarded 250,000 performance contingent restricted shares as a replacement for 1,500,000 options. Mr. Card was awarded 150,000 performance contingent restricted shares as a replacement for 500,000 options. These awards will vest as to one-third of the shares in each of 2004, 2005 and 2006, provided that Jones achieves pre-established Operating Cash Flow targets. If the Operating Cash Flow targets are not met, the shares will be forfeited. Based on 2003 performance, one-third of the awards vested in February 2004.

    The effective date of the awards to Mr. Boneparth and Mr. Card was February 28, 2003, and the awards had a value of $28.36 per share on the effective date. The awards were funded with shares that remained available for grant under the existing equity plan. As a condition to receipt of the awards, both executives executed amendments to their employment agreements, giving up their contractual rights to the option grants.

    The Compensation Committee believes the awards made in February 2003 to Mr. Boneparth and Mr. Card of performance contingent restricted shares have advantages over stock option grants. The awards utilize substantially fewer shares, reducing potential dilution. The awards give the executives an immediate economic interest in Jones that will vary up and down with stock price performance. In addition to reinforcing the link between executive compensation and the performance of Jones' stock, the awards also require that minimum financial targets are achieved, adding to the incentive value. The vesting period of the replacement awards extends into 2006, approximately one year longer than the vesting that applied to the original option grants, increasing retention. Finally, the awards are cost effective, particularly since Jones has elected to expense stock options beginning in 2003.

    In December 2003, two other executive officers, Ms. Brown and Mr. Dansky, received awards of restricted stock with three-year vesting requirements.

    Tax Considerations. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its five most highly compensated officers. Bonuses awarded under the Executive Annual Incentive Plan are designed to meet the criteria for tax deductibility. In addition, gains realized by the executives from the exercise of stock options and the vesting of performance contingent restricted stock are expected to be tax deductible to Jones.

Compensation Committee: Howard Gittis (Chairman), Anthony F. Scarpa and J. Robert Kerrey
March 25, 2004

    The foregoing Report of the Compensation Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of Jones' previous or future filings with the SEC, except as otherwise explicitly specified by Jones in any such filing.

Comparative Performance

    The SEC requires us to present a chart comparing the cumulative total stockholder return on our common stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group. The following chart compares the performance of our common stock with that of the S&P 500 Composite Index and the Dow Jones U.S. Textile & Apparel Index, assuming an investment of $100 on December 31, 1998 in each of our common stock, the stocks comprising the S&P 500 Composite Index and the stocks comprising the Dow Jones U.S. Textile & Apparel Index and the reinvestment of dividends.

Employment and Compensation Arrangements

    Effective July 1, 2000, we entered into employment agreements with each of Sidney Kimmel, Wesley R. Card and Ira M. Dansky. Mr. Card's agreement was amended and restated effective as of March 11, 2002 and further amended on February 28, 2003. Mr. Dansky's agreement was amended and restated as of April 4, 2002 and further amended on February 28, 2003. Each agreement had an initial term of three years. Each agreement provides for automatic 12-month extensions unless either party gives notice no later than June 30 of the year preceding the final year of the applicable term that the agreement will not be extended. If the agreement is so extended, the extended term begins on July 1 of the applicable year and ends 36 months later.

    In connection with our acquisition of McNaughton, in April 2001, we entered into an employment agreement with Peter Boneparth, who was the Chief Executive Officer of McNaughton. The agreement, which became effective on completion of the merger on June 19, 2001, was amended in November 2001, amended and restated on March 11, 2002, when Mr. Boneparth was elected President of Jones and designated to become the Chief Executive Officer on May 22, 2002, and further amended on February 28, 2003. It has an initial term of three years, which expires on March 31, 2005, and provides for automatic 12-month extensions unless either party gives notice no later than March 31 of the year preceding the final year of the applicable term that the agreement will not be extended. If the agreement is so extended, the extended term begins on April 1 of the applicable year and ends 36 months later.

    Effective October 22, 2001, we entered into an employment agreement with Rhonda J. Brown, which was amended on February 28, 2003. Ms. Brown's agreement has an initial term of three years, which expires on December 31, 2004, and provides for automatic 12-month extensions unless either party gives notice no later than December 31 of the year preceding the final year of the applicable term that the agreement will not be extended. If the agreement is so extended, the extended term begins on January 1 of the applicable year and ends 36 months later.

    Mr. Kimmel's agreement provides that he will serve as our Chairman and Chief Executive Officer. His annual salary will not be less than $1,100,000, and he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan (for a description of the Executive Annual Incentive Plan, see "Compensation Committee Report on Executive Compensation" above). The agreement also provides for annual grants (at the discretion of the Compensation Committee) of stock options in an amount (plus or minus 25%) equal to 400% of Mr. Kimmel's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Compensation Committee may determine. On March 11, 2002, Mr. Kimmel announced his plans to retire as our Chief Executive Officer as of May 22, 2002. He continues to serve as Chairman of our Board of Directors.

    If we terminate Mr. Kimmel's employment for "cause" or if he resigns without "good reason," Mr. Kimmel will receive only his unpaid salary through the date of termination or resignation. If Mr. Kimmel's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 100% of his annual salary at the time of termination) prorated through the date of termination. If we terminate Mr. Kimmel's employment without "cause" (as defined) or Mr. Kimmel resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits, and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Mr. Kimmel's employment without "cause" or Mr. Kimmel resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times the sum of his annual salary at the time of termination plus his target bonus, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options upon (i) termination of Mr. Kimmel's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Kimmel for "good reason" or (iv) if we terminate his employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Kimmel's estate or representative for a three-year period after the date of death.

    Mr. Kimmel's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above). Mr. Kimmel is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    Mr. Boneparth's amended agreement provides that he will serve as the President and, effective May 22, 2002, Chief Executive Officer of Jones, reporting solely and directly to the Board of Directors. We agreed to include Mr. Boneparth as a nominee for the Board of Directors and to recommend that stockholders vote in favor of his election to the Board of Directors for so long as he is employed by us under the agreement. His annual salary will be at the rate of not less than $1,500,000 for the period from March 11, 2002 through December 31, 2002, $2,000,000 for the period from January 1, 2003 through December 31, 2003, and $2,500,000 thereafter. He is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. In satisfaction of Mr. Boneparth's right to receive a guaranteed minimum bonus of $1,000,000 for each of 2002 and 2003 under his April 2001 employment agreement, we paid him $1,000,000 on each of March 11, 2002 and January 2, 2003.

    Under the agreement, on March 11, 2002, Mr. Boneparth received an initial grant of options to purchase 1,500,000 shares of our common stock, which vest ratably on the first three anniversaries of the date of grant. The agreement also provides for annual grants (at the discretion of the Compensation Committee), beginning in 2003, of additional stock options and/or shares of restricted stock in an amount (plus or minus 25%) equal to 300% of Mr. Boneparth's salary. The exercise price of the options will be the fair market value of the common stock on the date of grant. Options or restricted stock will vest ratably over three-year periods, with such other vesting provisions as the Compensation Committee may determine, or in such other amount and on such other terms as the Compensation Committee may determine.

    If we terminate Mr. Boneparth's employment for "cause" (as defined) or if he resigns without "good reason" (as defined), Mr. Boneparth will receive only his unpaid salary through the date of termination or resignation and any bonus earned in the prior year but not yet paid. If Mr. Boneparth's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination and any bonus earned in the prior year but not yet paid, (ii) an additional six months of salary and (iii) the greater of his target bonus (based on 100% of his annual salary at the time of termination) or $3,000,000, prorated through the date of termination. If we terminate Mr. Boneparth's employment without "cause" or Mr. Boneparth resigns for "good reason" and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination and any bonus earned in the prior year but not yet paid, (ii) the greater of his target bonus at the time of termination or $3,000,000, prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination, 1/12 of the greater of his target bonus or $3,000,000, and continued benefits for the remainder of the term of his agreement and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Mr. Boneparth's employment without "cause" or Mr. Boneparth resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination and any bonus earned in the prior year but not yet paid, (ii) his target bonus, prorated through the date of termination, (iii) a lump sum equal to three times the sum of Mr. Boneparth's annual salary at the time of termination and the greater of his target bonus at the time of termination or $3,000,000, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for continued health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options and lapse of all restrictions on shares of restricted stock held by Mr. Boneparth upon (i) termination of Mr. Boneparth's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Boneparth for "good reason" or (iv) if we terminate his employment without "cause." In the case of termination due to "retirement," "disability," "change in control," for "good reason" or "without cause," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Boneparth's estate or representative for a three-year period after the date of death.

    Mr. Boneparth's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making the payments due to him (as described above). However, if we terminate Mr. Boneparth's employment for "cause" prior to June 19, 2004, the non-competition restrictions apply only for so long as we pay or provide to Mr. Boneparth during each month through June 19, 2004, his monthly salary at the time of termination and 1/12 of his target bonus at the time of termination and continued benefits. Mr. Boneparth is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    Mr. Card's amended agreement provides that he will serve as our Chief Operating and Financial Officer. His annual salary will not be less than $850,000, and he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. The agreement also provides for annual grants of stock options and/or restricted stock (at the discretion of the Compensation Committee) in an amount (plus or minus 25%) equal to 150% of Mr. Card's salary. The exercise price of the options will be the fair market value of the common stock on the date of grant. Options or restricted stock will vest ratably over three-year periods, with such other vesting provisions as the Compensation Committee may determine, or in such other amount and on such other terms as the Compensation Committee may determine.

    If we terminate Mr. Card's employment for "cause" or if he resigns without "good reason," Mr. Card will receive only his unpaid salary through the date of termination or resignation. If Mr. Card's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 100% of his annual salary at the time of termination) prorated through the date of termination. If we terminate Mr. Card's employment without "cause" (as defined) or Mr. Card resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits, and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Mr. Card's employment without "cause" or Mr. Card resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options and lapse of all restrictions on shares of restricted stock held by Mr. Card upon (i) termination of Mr. Card's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Card for "good reason" or (iv) if we terminate his employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Card's estate or representative for a three-year period after the date of death.

    Mr. Card's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above). Mr. Card is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    Ms. Brown's agreement provides that she will serve as the President and Chief Executive Officer of our Footwear, Accessories and Retail Group and the President and Chief Executive Officer of Nine West Footwear Corporation. Her annual salary will not be less than $1,000,000, and she is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. Under the agreement, Ms. Brown also received a $25,000 payment on October 31, 2001 and an initial grant of options to purchase 250,000 shares of our common stock, which vest ratably on the first three anniversaries of the date of grant (October 22, 2001). The exercise price per share is the fair market value on the date of grant. The agreement also provides for annual grants of stock options and/or restricted stock (at the discretion of the Compensation Committee) in an amount (plus or minus 25%) equal to 150% of Ms. Brown's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    If we terminate Ms. Brown's employment for "cause" or if she resigns without "good reason," Ms. Brown will receive only her unpaid salary through the date of termination or resignation and any unpaid bonus earned in the prior contract year. If Ms. Brown's employment terminates before the end of the term due to death or "disability" (as defined), we will pay her or her estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 75% of her annual salary at the time of termination) prorated through the date of termination. If we terminate Ms. Brown's employment without "cause" (as defined) or Ms. Brown resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to her (i) any unpaid salary through the date of termination and any unpaid bonus earned in the prior contract year, (ii) a target bonus (based on 75% of her annual salary at the time of termination) prorated through the date of termination, (iii) for each month during the remainder of the term of her agreement, her monthly salary at the time of termination and 1/12 of her target bonus (based on 75% of her annual salary at the time of termination), together with continued benefits and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Ms. Brown's employment without "cause" or Ms. Brown resigns for "good reason" following a "change in control," we will pay her (i) any unpaid salary through the date of termination and any unpaid bonus earned in the prior contract year, (ii) her target bonus (based on 100% of her annual salary at the time of termination) prorated through the date of termination, (iii) a lump sum equal to three times 200% of her annual salary at the time of termination and (iv) a lump sum equal to our cost for her health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options and lapse of all restrictions on shares of restricted stock held by Ms. Brown upon (i) termination of Ms. Brown's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Ms. Brown for "good reason" or (iv) if we terminate her employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Ms. Brown's estate or representative for a three-year period after the date of death.

    Ms. Brown's agreement also contains non-competition restrictions during her employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to her (as described above); in the case of termination for "cause" prior to the expiration of the initial term of the agreement, the non-competition restrictions only apply if we pay Ms. Brown, for each month during the remainder of the initial term of her agreement, her monthly salary at the time of termination, together with continued benefits. Ms. Brown is also prohibited from interfering in our employment of our employees during the period ending two years after the severance period.

    Mr. Dansky's amended and restated agreement provides that he will serve as our Executive Vice President, General Counsel and Secretary. His annual salary will not be less than $500,000, and he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. The agreement also provides for annual grants of stock options and/or restricted stock (at the discretion of the Compensation Committee) in an amount (plus or minus 25%) equal to 80% of Mr. Dansky's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    If we terminate Mr. Dansky's employment for "cause" or if he resigns without "good reason," Mr. Dansky will receive only his unpaid salary through the date of termination or resignation. If Mr. Dansky's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 75% of his annual salary at the time of termination) prorated through the date of termination. If we terminate Mr. Dansky's employment without "cause" (as defined) or Mr. Dansky resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of his agreement. If we terminate Mr. Dansky's employment without "cause" or Mr. Dansky resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options and lapse of all restrictions on shares of restricted stock held by Mr. Dansky upon (i) termination of Mr. Dansky's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Dansky for "good reason" or (iv) if we terminate his employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Dansky's estate or representative for a three-year period after the date of death.

    Mr. Dansky's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above). Mr. Dansky is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

Certain Transactions

    In connection with our sale in late 2002 of an apartment we purchased in 1996 in New York City which was used by Mr. Kimmel, in April 2003 Mr. Kimmel purchased from us furniture, furnishings and similar items. These items were appraised by David A. Gallagher, Appraisers and Art Advisors, New York, New York, an independent appraiser we retained, and were purchased for $100,000, which exceeded their aggregate appraisal value.

    Mr. Tarnopol is the Senior Managing Director, Chairman of the Investment Banking Division and Vice Chairman of the Board of Directors of Bear, Stearns & Co. Inc. Bear, Stearns & Co. Inc. is one of the lenders under our $850 million 364-Day Revolving Credit Facility and from time to time provides financial advisory services to us, for which it receives customary compensation. From mid-January 2004 through the date of this Proxy Statement, Bear Stearns & Co. Inc. has served as our financial advisor in connection with our proposal to acquire Maxwell Shoe Company Inc., including serving as dealer-manager for our tender offer for all of the outstanding shares of Maxwell common stock.

    Mr. Kamens is Of Counsel to the law firm of Wolf, Block, Schorr and Solis-Cohen, LLP. Wolf, Block performed certain legal services for us during 2003. Mr. Kamens does not receive any compensation from Wolf, Block.

Item 2.  Proposal to Approve Independent Auditors

    BDO Seidman, LLP served as our independent auditors during 2003 and has been selected, subject to ratification by our stockholders at the annual meeting, to serve as our independent auditors for 2004. A representative of BDO Seidman, LLP will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    If the selection of BDO Seidman, LLP is not ratified, or if before the next annual meeting of our stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint other independent auditors whose engagement for any period after the next annual meeting will be subject to stockholder approval at that meeting.

Fees Paid to Independent Auditors

    The aggregate fees billed by BDO Seidman, LLP for professional services for 2003 and 2002 were as follows:

	2003	2002
Audit fees	$ 1,241,785	$ 1,146,418
Audit-related fees (1)	503,447	240,285
Tax fees (2)	125,927	108,459
All other fees (3)	22,100	10,116

(1) Includes audits of employee benefit plans, services with respect to and reviews of internal controls and due diligence and reviews related to acquisitions.

(2) Includes foreign tax compliance work and preparation of expatriate tax returns.

(3) Includes various foreign government filings relating to the registration or liquidation of subsidiaries.

    The Audit Committee's charter provides that the Audit Committee will review, and approve in advance, in its sole discretion, all auditing services and permitted non-audit services, including fees and terms, to be performed for us by our independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to completion of the audit (see Annex A to this proxy statement). The Audit Committee may form and delegate to subcommittees of one or more members of the Audit Committee its authority to pre-approve audit and permitted non-audit services, provided that any such subcommittee pre-approvals are presented to the full Audit Committee at the next scheduled Audit Committee meeting. In 2003, 100% of the audit-related fees, tax fees and all other fees were approved by the Audit Committee.

    The Audit Committee's charter also provides that the Audit Committee will consider whether the independent auditors' provision of permitted non-audit services is compatible with maintaining the auditors' independence. The Audit Committee considered whether the provision of non-audit services by BDO Seidman, LLP is compatible with maintaining BDO Seidman, LLP's independence with respect to Jones and determined that to be the case.

Equity Compensation Plan Information

    The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003. The table does not include the additional 2,000,000 shares to be reserved for issuance under the 1999 Stock Incentive Plan if our stockholders approve the proposal to approve amendments to that plan, which is described under "Item 3" below.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	12,037,242	$29.73	2,045,449
Equity compensation plans not approved by security holders	540,785	$27.75	-
Total	12,578,027	$29.64	2,045,449
Information for 1999 Stock Incentive Plan only	9,766,659	$31.23	2,045,149

    Under the 1996 Stock Option Plan and the 1999 Stock Incentive Plan, we may grant stock options and other awards from time to time to key employees, officers, directors, advisors and independent consultants to us or to any of our subsidiaries. In general, options become exercisable over either a three-year or five-year period from the grant date and expire 10 years after the date of grant for options granted before May 28, 2003 and seven years after the date of grant for options granted on or after May 28, 2003. Of the securities remaining available for future issuance under the 1999 Stock Incentive Plan as of December 31, 2003, up to 564,000 may be issued pursuant to awards of restricted stock, and any securities not issued pursuant to awards of restricted stock may be issued pursuant to the exercise of stock options.

    In connection with the acquisition of McNaughton, stock options held by McNaughton employees on the acquisition date were converted to fully-vested options to purchase our common stock under the same terms and conditions as the original grants. A portion of these options were originally granted pursuant to equity compensation plans not approved by McNaughton shareholders. No additional options, warrants or other equity rights will be granted under any McNaughton equity compensation plans.

    During 2002, 325,000 options were granted pursuant to equity compensation plans not approved by our shareholders. These options were issued to persons not previously employed by us as material inducements to these persons entering into employment contracts with us. Of these options, 225,000 became fully vested on December 30, 2003 and expire on December 30, 2006 (based on terms of individual employment contracts) and 75,000 vest on the third anniversary of the grant date and expire ten years after the grant date.

Item 3.  Proposal to Approve Amendments to the 1999 Stock Incentive Plan

    General. The Board of Directors adopted and proposed for submission for your approval four amendments to the Jones Apparel Group, Inc. 1999 Stock Incentive Plan (the "Plan"). The purposes of the amendments are to:

  increase the number of shares reserved for issuance under the Plan by 2,000,000 shares, prohibit the grant of options with an exercise price below the fair market value of the common stock on the date of grant, limit restricted stock awards under the Plan that will fully vest in fewer than three years from the date of grant to not more than 5% of the total number of shares reserved for issuance under the Plan and require shareholder approval of any amendment to the Plan that would increase the maximum number of shares reserved for issuance under the Plan or alter the classes of persons who are eligible to receive awards under the Plan.

    The Board of Directors believes that the opportunity for stock ownership has been beneficial in attracting, motivating and retaining talented executives, key employees and directors who are expected to contribute to Jones' success. The objectives of the Plan are to enable such individuals to obtain significant equity ownership in Jones as incentives for superior performance and to remain with Jones. As of April 2, 2004, an aggregate of 1,397,449 shares of common stock remained available for awards under the Plan and Jones' 1996 Stock Option Plan. The Board of Directors believes that the proposed amendments will further the objectives of the Plan and more closely align the features of the Plan with shareholder interests.

    A total of 16,500,000 shares of common stock, subject to adjustment as described below, previously have been reserved for issuance under the Plan, of which up to 1,537,500 shares were available for issuance as restricted stock. As of April 2, 2004, options to purchase 14,042,601 shares of common stock and 1,062,250 shares of restricted stock had been awarded under the Plan. Of the 1,395,149 shares of common stock remaining available for issuance, 475,250 may be issued pursuant to awards of restricted stock, and any securities not issued pursuant to awards of restricted stock may be issued pursuant to the exercise of stock options. If the amendment to increase the number of shares reserved for issuance is approved, the total number of shares reserved for issuance will be 18,500,000, and of the 3,395,149 shares remaining available for issuance, up to 2,475,250 will be available for issuance as restricted stock, and any shares not issued as restricted stock will be available for issuance upon the exercise of stock options.

    Jones is committed to making open market purchases of its stock over time, subject to legal and financial restrictions that would prevent it from doing so, to offset dilution in its present number of shares outstanding that results from the exercising of stock options and the vesting of restricted stock.

    Shares acquired as a result of awards under the Plan have been registered under the Securities Act of 1933. As of April 2, 2004, approximately 500 persons, including 14 executive officers and directors, are expected to be eligible to participate in the Plan. As of the date of this proxy statement, no allocation or other determination has been made as to the amount of awards that may be made to any of the eligible participants.

    The Plan. The following summary describes the material features of the Plan as proposed to be amended.

    The Plan is administered by the Compensation Committee. The Compensation Committee is comprised of directors who qualify as "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code. During the ten-year period ending in 2009, the Compensation Committee will have the authority, subject to the terms of the Plan, to:

  determine when and to whom to make grants under the Plan,
  determine the number of shares to be covered by the grants, the types and terms of options and stock appreciation rights to be granted and the exercise prices of options and stock appreciation rights, and the terms and conditions of vesting and the purchase price, if any, of restricted stock, interpret and implement the Plan and
  prescribe, amend and rescind rules and regulations relating to the Plan.

    The Compensation Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

    The Board of Directors may amend, suspend or discontinue the Plan at any time; however, under the Plan, shareholder approval of an amendment is necessary if (i) the Board of Directors determines that shareholder approval is desirable for the Plan to qualify or comply with tax or regulatory requirements or (ii) the amendment would (A) increase the maximum number of shares reserved for issuance under the Plan, (B) alter the classes of persons who are eligible to receive awards under the Plan, (C) permit the lowering of the exercise price of an outstanding option or (D) permit the Compensation Committee to offer to grant new options in exchange for the cancellation of outstanding options with a higher exercise price, other than for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares. No amendment may adversely affect any rights of a participant under a previously granted award without the participant's consent.

    Under the terms of the Plan, "incentive stock options" within the meaning of Section 422 of the Code, "nonqualified stock options," stock appreciation rights and restricted stock may be granted to directors, officers, key employees and consultants of Jones and any of its subsidiaries (as defined in the Plan), except that incentive stock options may be granted only to employees of Jones and its subsidiaries.

    To the extent that the aggregate fair market value (as defined in the Plan), determined as of the date of grant of an incentive stock option, of common stock with respect to which incentive stock options granted under the Plan and all other option plans of Jones or its subsidiaries exercisable for the first time by an individual during any calendar year exceeds $100,000, those options shall be treated as options that are not incentive stock options.

    The shares of common stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and reacquired by Jones. Shares underlying outstanding awards will be unavailable for any other use, including future grants under the Plan, except that any shares subject to a stock option, or portion of a stock option, that is terminated or expires without having been exercised and shares of restricted stock that are forfeited without vesting will again be available for issuance under the Plan in connection with new awards. However, shares represented by the unexercised and expired or terminated portion of stock options granted or available for grant, other than the additional 2,000,000 shares subject to the proposed amendment, will only be available for other awards of stock options and will not be available for awards of restricted stock. Shares which are surrendered in connection with the exercise of stock appreciation rights are not available for subsequent awards of stock options or restricted stock.

    No participant may receive grants of options to purchase more than 3,000,000 shares of common stock or grants of more than 1,500,000 shares of restricted stock over the ten-year term of the Plan.

    Initially, each option will be exercisable over a period, determined by the Compensation Committee in its discretion, but, with respect to options granted prior to May 28, 2003, not to exceed ten years from the date of grant and, with respect to options granted from and after May 28, 2003, not to exceed seven years from the date of grant. However, in the case of an incentive stock option granted to an individual who, at the time the incentive stock option is granted, owns shares possessing 10% or more of the total combined voting power of all classes of stock of Jones or its subsidiary corporations (a "10% stockholder"), the exercise period for an incentive stock option may not exceed five years from the date of grant. Options may be exercisable during the option period at the times, in the amounts, in accordance with the terms and conditions, and subject to the restrictions, as are set forth in the option agreement evidencing the grant of the options. The Compensation Committee may, in its discretion, with the participant's consent, cancel any award of options, stock appreciation rights or restricted stock and issue a new award in substitution therefor or accelerate the exercisability or vesting of any award granted under the Plan or extend the scheduled expiration of any award; provided that, other than for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares, the Compensation Committee may not offer to grant any new options in exchange for the cancellation of outstanding options with a higher exercise price.

    The exercise price of an option may not be less than the fair market value of the shares of common stock on the date of grant, except that in the case of an incentive stock option granted to a 10% stockholder, the option price may not be less than 110% of fair market value.

    Except for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares, the Compensation Committee cannot reduce the exercise price of any outstanding option.

    The shares purchased upon the exercise of an option under the Plan are to be paid for in cash or by delivery of previously acquired shares of common stock with a fair market value equal to the total option price, or by a combination of those methods. Under the Plan, the previously acquired shares of common stock must have been beneficially owned by the participant for at least six months prior to delivery. An option may provide for a "cashless exercise" by allowing the participant to direct an immediate market sale or margin loan respecting the shares under the option pursuant to an extension of credit by Jones. Under this procedure, the participant would direct the delivery of the shares under the option from Jones to a brokerage firm and the delivery of the option price from the sale or margin loan proceeds from the brokerage firm to Jones.

    The Compensation Committee may grant stock appreciation rights in conjunction with all or part of an option. Upon the exercise of a stock appreciation right, a participant will generally be entitled, without payment to Jones, to receive cash, shares of common stock or any combination of cash and common stock as elected by the participant, subject to the approval of the Board of Directors, in an amount equal to the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the related option, multiplied by the number of shares in respect of which the stock appreciation right is exercised.

    The Compensation Committee may issue shares of restricted stock at a purchase price, if any, and subject to terms and conditions of vesting, determined by it; however, not more than 5% of the total number of shares reserved for issuance under the Plan may be granted as restricted stock that will fully vest in fewer than three years from the date of grant. The restricted stock may be subject to forfeiture or repurchase if the participant terminates employment within a specified period, or in the event any other terms or conditions as are set forth in the restricted stock agreement evidencing the award of restricted stock are not satisfied. Those conditions may include conditions based on performance of the participant or Jones. During the period of the restriction, a participant owning restricted stock will be entitled to receive and retain all dividends and other distributions, if any, made in respect of the restricted stock and to vote that stock without limitations. Shares issued as restricted stock under the Plan will be held in the custody of Jones until all vesting restrictions are satisfied.

    Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Awards of restricted stock may be granted in a manner which constitutes qualifying performance-based compensation, which is not subject to that deduction limitation. Those awards will be based on one or more of the following factors:

  stock price
  earnings per share
  net earnings

  operating earnings
  return on assets
  shareholder return
  return on equity
  growth in assets
  sales
  cash flow
  market share
  relative performance to a group of companies comparable to Jones and strategic business criteria consisting of one or more objectives based on Jones' meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures.

    With respect to performance-based awards, the Compensation Committee will establish in writing the objective performance-based goals applicable to a given fiscal year no later than 90 days after the beginning of that year. No performance-based awards will be payable to any participant for any fiscal year until the Compensation Committee certifies in writing that the objective performance goals (and any other material terms) applicable to that year have been satisfied. However, the Compensation Committee may, in its absolute discretion, grant awards that may not constitute qualifying performance-based compensation under Section 162(m) of the Code when it believes that those awards would be in the best interest of Jones.

    Incentive stock options and stock appreciation rights may be transferred by a participant only by will or by the laws of descent and distribution and may be exercised only by the participant during his lifetime. Nonqualified stock options may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of the participant in accordance with the Plan. Except as otherwise provided in the Plan in the case of retirement, disability or death, stock options and stock appreciation rights awards generally terminate three months after termination of employment or service (but not beyond the original expiration date); provided, however, that, subject to a written agreement between Jones and the participant providing otherwise, all of a participant's outstanding awards will terminate upon his voluntary termination of employment or service without the written consent of Jones or a subsidiary corporation or upon involuntary termination for cause. Participants owning shares of restricted stock may not sell, assign, transfer or otherwise dispose of, except by will or by the laws of descent and distribution, those shares during the period of restriction.

    Tax Aspects of the Plan. The following are the principal federal income tax consequences generally applicable to awards granted under the Plan.

    The grant of an option or stock appreciation right will create no federal income tax consequences for the recipient or Jones or a subsidiary employing the participant. A participant will have no taxable income upon exercising an incentive stock option, except that the participant may have income for alternative minimum tax purposes, and Jones generally will receive no deduction when an incentive stock option is exercised.

    Generally, if the participant disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and Jones will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain, and any loss, will be treated as a capital gain or loss to the participant. If the shares are disposed of after those holding requirements are met, Jones will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a capital gain or loss.

    In general, upon exercising a stock option other than an incentive stock option, the participant will recognize ordinary income equal to the excess of the fair market value of the stock acquired on the date of exercise over the option price, and Jones will then be entitled to a deduction for the same amount. The disposition of shares acquired upon exercise of a nonqualified stock option will generally result in a capital gain or loss to the participant, but will have no tax consequences for Jones.

    In general, upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the participant as ordinary income and deductible by Jones.

    In general, a participant will realize income as a result of an award of restricted stock at the time the restrictions expire on those shares, unless the participant makes a voluntary election under Section 83(b) of the Code. A Section 83(b) election would cause the participant to realize income in the year in which the award was granted. If a Section 83(b) election is made and the shares are later forfeited, the participant will not be entitled to any offsetting tax deduction. The amount of income realized by the participant will be the difference between the fair market value of the shares on the date on which the restrictions expire (or on the date of issuance, if a Section 83(b) election is made) and the purchase price, if any, for the shares. Generally, Jones will be entitled to a deduction in an amount equal to the ordinary income realized in connection with the issuance or vesting of the restricted stock. Any gain or loss upon a subsequent sale or exchange of the restricted stock, measured by the difference between the sale price and the fair market value on the date the restrictions expire (or on the date of issuance, if a Section 83(b) election is made), will be capital gain or loss, short-term or long-term, depending upon the length of time the participant has held the shares.

    On April 2, 2004, the last reported sales price per share of the common stock as reported on the New York Stock Exchange Composite Tape was $36.33. Based upon such price, the aggregate market value of the 16,500,000 shares of common stock currently subject to the Plan is $599,445,000.

The Board of Directors recommends a vote FOR approval of the amendments to the 1999 Stock Incentive Plan.

Submission of Stockholder Proposals and Nominations

    Any stockholder proposal intended for inclusion in the proxy material for the 2005 annual meeting must be received by us at the address on the first page of this proxy statement, Attention: Secretary, no later than December 20, 2004 and must otherwise comply with SEC rules.

    Our by-laws establish an advance written notice procedure for stockholders seeking to nominate a candidate for director or to bring business before a meeting of stockholders. The by-laws provide that only persons who are nominated by the Board of Directors, by a committee of the Board of Directors, or by a stockholder of record on the record date of the meeting at which directors are to be elected and also on the date of that meeting who is entitled to vote at that meeting and who has given timely written notice to the President of Jones prior to that meeting, will be eligible for election as directors of Jones. The by-laws also provide that, except as permitted by the presiding officer in such officer's sole discretion (unless a majority of the Board of Directors object), at any meeting of stockholders only such business may be conducted as has been specified in the notice of meeting or brought before the meeting at the direction of the Board of Directors, by the presiding officer of the meeting (unless a majority of the Board of Directors object) or, in the case of an annual meeting of stockholders, by a stockholder of record on the record date of the meeting who continues to be entitled to vote at the meeting and who has given advance written notice as specified in the by-laws to the Secretary of Jones of the shareholder's intention to bring such business before the meeting.

    Under the by-laws, to be timely, the written notice must be received by us at our principal executive offices, addressed to the attention of the President, in the case of an annual meeting that is called for a date within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 45 days or more than 90 days before that anniversary date; in the case of an annual meeting that is called for a date that is not within 30 days before or after such anniversary date or, with respect to nominations, in the case of a special meeting of stockholders called for the purpose of electing directors, we must receive the notice not later than the close of business on the fifth day after the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. The stockholder's notice must also contain certain information specified in the by-laws. A copy of the applicable by-law provisions is available upon written request to: Jones Apparel Group, Inc., 1411 Broadway, New York, New York 10018; Attn: Ira M. Dansky. The presiding officer at the 2005 annual meeting will determine whether any such proposal or nomination was properly brought; if such proposal or nomination was not properly brought, then the presiding officer will not allow a vote on the proposal or nomination. Proxyholders in the proxy accompanying the proxy statement for the 2005 annual meeting will be allowed to use their discretionary voting authority to vote on any proposal submitted after the deadline described above.

Other Matters

    The Board of Directors is not aware of any business constituting a proper subject for action by the stockholders to be presented at the meeting, other than those set forth in this Proxy Statement. However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

How to Attend the Annual Meeting

    The meeting will be held on May 19, 2004 at 12:00 p.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Auditorium D, Second Floor, New York, New York, which is located between 46th Street and 47th Street on Madison Avenue.

    OUR 2003 ANNUAL REPORT ON FORM 10-K TO THE SEC, WITHOUT EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: JONES APPAREL GROUP, INC., 250 RITTENHOUSE CIRCLE, BRISTOL, PENNSYLVANIA 19007; ATTN: WESLEY R. CARD.

    In addition to soliciting proxies by mail, we may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by our officers, directors, or employees, or by any one or more of these means. We will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy material to beneficial owners of our shares. We will pay all expenses in connection with such solicitations.

    D.F. King & Co., Inc. will assist in the solicitation of proxies. We will pay D.F. King a fee of approximately $6,500, plus reimbursement of certain out-of-pocket expenses, and will indemnify D.F. King against any losses arising out of D.F. King's proxy soliciting services on behalf of us.

By Order of the Board of Directors Peter Boneparth President and Chief Executive Officer

Dated:  April 19, 2004

ANNEX A

JONES APPAREL GROUP, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

The purposes of the Audit Committee shall be:

A.	To assist the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements; and

B.	To render the Committee's report for inclusion in the Company's annual proxy statement in accordance with applicable law.

II. STRUCTURE AND OPERATIONS

A.	Composition and Qualification

The Audit Committee shall be comprised of three or more members of the Board of Directors. The members of the Audit Committee shall meet the independence and expertise requirements of the New York Stock Exchange, as finally adopted, and the Sarbanes-Oxley Act of 2002 (the "Act"), as appropriate, including the rules and regulations promulgated by the Securities and Exchange Commission to implement the Act. At least one member of the Audit Committee shall be a financial expert as defined by Section 401(h) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") prior to the end of the transition period for compliance with Section 401(h).  Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee and discloses such determination in the Company's annual Proxy Statement.

B.	Appointment and Removal

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Vacancies shall be filled in a similar manner. Audit Committee members may be removed with or without cause by the majority vote of the directors then in office.

C.	Chairman

Unless the Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and, in consultation with the other Committee members, set the agendas for Committee meetings. The Chairman shall ensure that such agendas are circulated to the other Committee members in advance of each meeting.

D.	Delegation to Subcommittees

The Audit Committee may form and delegate authority to subcommittees, including the authority to grant pre-approvals of audit and permitted non audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Any subcommittee shall consist of one or more members of the Audit Committee.

III. MEETINGS

The Audit Committee shall meet at least quarterly or more frequently as circumstances dictate. The Chairman of the Committee shall call meetings of the Audit Committee. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make reports to the Board of Directors after each of its meetings, or as it deems necessary. The report to the Board of Directors may take the form of an oral or written report by the Chairman or any other member of the Audit Committee designated by the Audit Committee to make such report. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

The functions listed below shall be principal activities of the Audit Committee in carrying out its responsibilities outlined in Section I of this Charter. However the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors related to its purposes as outlined in this Charter.

The following are within the authority of the Audit Committee:

Independent Auditor
1.	Sole authority to appoint and terminate the independent auditor (subject, if applicable, to shareholder ratification) and to approve in advance all audit engagement fees and terms.
2.	Inform the independent auditor that such firm shall report directly to the Audit Committee.
3.	Oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent auditor regarding financial reporting.

4.	Review and approve in advance, in its sole discretion, all auditing services and permitted non-audit services, including fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Audit Committee prior to completion of the audit.

5.	Review, at least annually, the qualifications, performance and independence of the independent auditors, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors of the Company. In conducting its review and evaluation, the Committee should:

	a.	Obtain and review a report by the independent auditor describing (i) the independent auditor's internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (iii) all relationships between the independent auditor and the Company to assess the auditor's independence.

	b.	Evaluate the lead partner (having primary responsibility for the audit) of the independent audit team.
c.	Ensure the rotation of the lead partner, the audit partner responsible for reviewing the audit, and other audit partners, as required by law, and consider whether there should be regular rotation of the audit firm itself.

d.	Obtain from the independent auditor assurance that (i) the independent auditor is not providing any prohibited non-audit services as provided in the Act and the rules implementing the Act, and (ii) that the independent auditor will be in compliance with the restrictions on audit partner compensation provided for in the Act on a timely basis.

	e.	Take into account the opinions of management and the personnel responsible for the internal audit function.
6.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

Financial Reporting
7.	Discuss and review with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations".

8.	Review and discuss with management and the independent auditor:
a.	major issues regarding accounting principles and financial statement preparation, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

b.	analyses prepared by the independent auditor and/or management setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative generally accepted accounting principles methods on the financial statements of the Company.

9.	Prior to filing of the audit report with the Securities and Exchange Commission and more frequently as otherwise may be necessary or desirable, review and discuss reports from the independent auditors on:

	a.	All critical accounting policies and practices to be used.
b.	All alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

	c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
10.	Make recommendations to the Board as to whether the audited financial statements should be included in the Company's Form 10-K.
11.	Review disclosures made to the Audit Committee by the Company's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

12.	Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

13.	Discuss with management and the independent auditor the effect on the Company's financial statements of off balance sheet arrangements, including contractual obligations and contingent liabilities and commitments relating to off-balance sheet arrangements and regulatory and accounting initiatives.

14.	Discuss with the independent auditor the matters required to be discussed by Statements on Auditing Standards No. 61, 89 and 90 relating to the conduct of the audit and review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Audit Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were passed (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. Communications should also include internal control matters and significant accounting policies in use as well as acceptable alternatives.

Internal Audit Function
15.	Review the performance of the firm responsible for the internal audit function ("Internal Audit Function Firm") and review from time to time the continued appointment or replacement of such firm.
16.	Review and discuss with the independent auditor, the Internal Audit Function Firm and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.

17.	Review any significant reports to management prepared by the Internal Audit Function Firm and responses of the Company's management.
18.	Review on a periodic basis alone with the Internal Audit Function Firm its work and findings and any other matters deemed appropriate.

Compliance/General Responsibilities
19.	Obtain from the independent auditor assurance that there are no matters concerning which the Audit Committee needs to be informed by the independent auditor pursuant to Section 10A(b) of the Exchange Act.

20.	Review and advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Ethics for Senior Executive and Financial Officers and Code of Business Conduct and Ethics. Obtain reports from management, the head of internal auditing function of the Company and the independent auditor concerning compliance with the Company's Code of Ethics for Senior Executive and Financial Officers and Code of Business Conduct and Ethics. The Audit Committee must affirmatively approve any waiver of the Company's (1) Code of Ethics for Senior Executive and Financial Officers and (2) Code of Business Conduct and Ethics for the Company's officers and directors. Any such waiver shall be accompanied by appropriate controls designed to protect the Company.

21.	Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in an audit of the Company.
22.	Discuss with management the Company's policies with respect to risk assessment and risk management policies and the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

23.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24.	Review with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

Evaluation
25.	Review and evaluate the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.
26.	Review its own performance annually.

V. COMMITTEE RESOURCES

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Audit Committee shall have the sole authority to approve the fees payable to such advisors and any other terms of retention, such fees to be borne by the Company.

VI. LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

JONES APPAREL GROUP, INC. Annual Meeting of Stockholders May 19, 2004, 12:00 p.m. Bear, Stearns & Co. Inc. 383 Madison Avenue Second Floor New York, New York

JONES APPAREL GROUP, INC.

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Peter Boneparth, Wesley R. Card and Ira M. Dansky, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Jones Apparel Group, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on May 19, 2004 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)

JONES APPAREL GROUP, INC. P.O. BOX 11202 NEW YORK, N.Y. 10203-0202

Admission Ticket
Annual Meeting of Jones Apparel Group, Inc. Stockholders Wednesday, May 19, 2004 12:00 p.m. Bear, Stearns & Co. Inc. 383 Madison Avenue Second Floor New York, New York

Agenda

  Election of Directors

  Ratification of the selection of independent auditors

  Approval of amendments to the 1999 Stock Incentive Plan

  Report on the progress of the corporation

  Informal discussion among stockholders in attendance

v DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET v

(PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)	X
Votes MUST be indicated (x) in Black or Blue ink.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.
1. ELECTION OF DIRECTORS				FOR	AGAINST	ABSTAIN
FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS	3. Approval of amendments to the 1999 Stock Incentive Plan.

NOMINEES: Peter Boneparth, Sidney Kimmel, Geraldine Stutz, Howard Gittis, Anthony F. Scarpa, Matthew H. Kamens, Michael L. Tarnopol, J. Robert Kerrey and Ann N. Reese
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)	4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
*Exceptions__________________________________________
	FOR	AGAINST	ABSTAIN	To change your address, please mark this box.
2. Ratification of BDO Seidman, LLP as the independent auditors of the corporation for 2004.				To include any comments, please mark this box.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date	Share Owner sign here	Co-Owner sign here

Appendix 1

JONES APPAREL GROUP, INC.
1999 STOCK INCENTIVE PLAN

(as proposed to be amended)

   1. Purpose of the 1999 Stock Incentive Plan.  Jones Apparel Group, Inc. (the "Company") desires to attract and retain the best available talent and to encourage the highest level of performance.  The 1999 Stock Incentive Plan (the "Stock Incentive Plan") is intended to contribute significantly to the attainment of these objectives by (i) providing long-term incentives and rewards to all key employees of the Company (including officers and directors who are key employees of the Company and also including key employees of any subsidiary of the Company which may include officers or directors of any subsidiary of the Company who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Company or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Company or of any subsidiary, (ii) assisting the Company and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Company's stockholders.

    2. Scope and Duration of the Stock Incentive Plan.  Under the Stock Incentive Plan, options ("Options") to purchase shares of common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals.  Options granted to employees (including officers and directors who are employees) of the Company or a subsidiary corporation thereof, may, at the time of grant, be designated by the Company's Board of Directors either as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as nonqualified stock options.  Stock appreciation rights (the "Rights") may be granted in association with Options.  Shares of Common Stock subject to restrictions and granted pursuant to Paragraph 7 of the Stock Incentive Plan ("Restricted Stock") may also be granted to Eligible Individuals hereunder.  The grant of any of an Option, a Right and/or Restricted Stock is sometimes referred to herein as an "Award." The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Incentive Plan is 18,500,000 shares of Common Stock, which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock, which shall have been or which may be reacquired by the Company, as the Board of Directors of the Company shall from time to time determine.  Restricted Stock issued pursuant to the Stock Incentive Plan, even while subject to restrictions, will be counted against the maximum number of shares issuable hereunder.  Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11.  If an Option shall expire or terminate for any reason without having been exercised in full or surrendered in full in connection with the exercise of a Right, the shares of Common Stock represented by the portion of the Option not so exercised or surrendered shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards of Options under the Stock Incentive Plan, except that up to 2,000,000 shares of Common Stock represented by Options granted from and after May 19, 2004 which are not so exercised or surrendered shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards of either Options or Restricted Stock under the Stock Incentive Plan.  If Restricted Stock is forfeited for any reason, the forfeited shares of Restricted Stock shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards of Restricted Stock or Options under the Stock Incentive Plan.  Subject to Paragraph 14, no Option, Right or Restricted Stock shall be granted under the Stock Incentive Plan after May 19, 2009.

    3. Administration of the Stock Incentive Plan.

    This Stock Incentive Plan will be administered by the Board of Directors of the Company (the "Board of Directors"). The Board of Directors, in its discretion, may designate a Compensation Committee (the "Compensation Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Stock Incentive Plan.  Members of the Compensation Committee shall meet such qualifications as the Board of Directors may determine; provided, however, that each member shall qualify as a "Non-Employee Director" under Section 16 of the Securities Exchange Act of 1934, as amended and as an "Outside Director" as defined in Code Section 162(m) and any regulations promulgated thereunder.  Subject to the express provisions of this Plan, the Board of Directors or the Committee (hereinafter, the terms "Compensation Committee" or "Committee", shall mean the Board of Directors whenever no such Compensation Committee has been designated), shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Incentive Plan, to direct the grant of Awards; to determine the purchase price of the Common Stock covered by each Award; the Eligible Individuals to whom, and the time or times at which, Awards shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Award; to designate Options as ISOs; to direct the grant of Rights in connection with any Option; to interpret the Stock Incentive Plan; to determine the time or times at which Options may be exercised; to determine the terms and conditions of the restrictions relating to the Restricted Stock (which restrictions may vary among Awards as the Committee shall deem appropriate); to prescribe, amend and rescind rules and regulations relating to the Stock Incentive Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act"); to determine the terms and provisions of and to cause the Company to enter into agreements with Eligible Individuals in connection with Awards granted under the Stock Incentive Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Incentive Plan. Notwithstanding the foregoing, except as provided in Section 11, the Committee shall not have the authority to reduce the exercise price of any outstanding Option, to offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price, to increase the maximum number of shares of Common Stock reserved for issuance under the Stock Incentive Plan or to alter the classes of persons constituting Eligible Individuals.

    Members of the Committee shall serve at the pleasure of the Board of Directors.  The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Incentive Plan, other than the power to appoint a director to Committee membership.  A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

    Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Incentive Plan shall be final and binding upon the Company and each person holding any Award granted under this Stock Incentive Plan.

    4. Eligibility: Factors to be Considered in Granting Awards and Designating ISOs.

        (a) Awards may be granted only to (i) key employees (including officers and directors who are employees) of the Company or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Company or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Company or a subsidiary thereof.  In determining the persons to whom Awards shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Company's (including subsidiaries') successful operation and such other factors as the Board of Directors in its discretion shall deem relevant.  Subject to the provisions of Paragraph 2 and clause (c) below, an Eligible Individual may receive Awards on more than one occasion under the Stock Incentive Plan.  No person shall be eligible for an Award if he shall have filed with the Secretary of the Company an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Company an instrument of revocation, which revocation will be effective upon such filing.

        (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Company and any subsidiary corporation thereof) may not exceed $100,000.

        (c) In no event shall any Eligible Individual be granted Options to purchase more than 3,000,000 shares of Common Stock or shares of Restricted Stock as Performance-Based Awards (as defined in paragraph 12) in excess of 1,500,000 over the ten-year term of this Stock Incentive Plan.

    5. Awards of Options.

        (a) Options.

    (i) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee but in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted; provided, however, that if an Option is granted prior to May 19, 2004 to a director of the Company for services solely as a director, and such grant is approved by the Board of Directors, the purchase price may be less than such fair market value.  If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication.  In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances.  If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

    (ii) In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

        (b) Term of Options.The term of each Option shall be fixed by the Committee, but in no event shall it be exercisable more than 10 years from the date of grant in the case of Options granted prior to May 28, 2003, or more than seven years from the date of grant in the case of Options granted from and after May 28, 2003, in each case, subject to earlier termination as provided in Paragraphs 9 and 10.  An ISO granted to a 10% Holder shall not be exercisable more than five years from the date of grant.

        (c) Exercise of Options.

    (i) Subject to the provisions of the Stock Incentive Plan, an Option granted to an employee under the Stock Incentive Plan shall become fully exercisable at such time or times as the Committee in its sole discretion shall determine at the time of the granting of the Option or thereafter, except that in no event shall any such Option be exercisable later than 10 years after its grant in the case of Options granted prior to May 28, 2003, or more than seven years from the date of grant in the case of Options granted from and after May 28, 2003.

    (ii) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

    (iii) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided, that the purchase price may be paid (i) in whole or in part, by surrender or delivery to the Company of previously-owned securities of the Company already beneficially owned by the Optionee for at least six months and having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise.  Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant.  In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements.

    (iv) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

    (v) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

    (vi) Notwithstanding any other provision of this Stock Incentive Plan, the Company shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Company's Common Stock may then be listed.

    6. Awards and Exercise of Rights.

        (a) A Right may be awarded by the Committee in association with any Option either at the time such Option is granted or at any time prior to the exercise, termination or expiration of such Option.  Each such Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent such Option is exercisable, and the Right Value, as hereinafter defined, is a positive amount.

        (b) A Right shall entitle the holder to surrender to the Company unexercised the related Option (or any portion or portions thereof which the holder from time to time shall determine to surrender for this purpose) and to receive in exchange therefor, subject to the provisions of the Stock Incentive Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of (A) the "Right Value" of one share of Common Stock, as hereinafter defined, and (B) the number of shares of Common Stock called for by the Option, or portion thereof, which is surrendered.  For purposes of the Stock Incentive Plan, the Right Value of one share of Common Stock shall be the excess of: (i) the fair market value of one share of Common Stock on the date on which the Right is exercised, over (ii) the purchase price per share of the Common Stock covered by the surrendered Option.  The date on which the Committee shall receive notice from the holder of the exercise of a Right shall be considered the date on which the Right is exercised.

    Upon exercise of a Right, a holder shall indicate to the Committee what portion of the payment he desires to receive in cash and what portion in shares of Common Stock of the

Company; provided, that the Board of Directors shall have sole discretion to determine in any case or cases that payment will be made in the form of all cash, all shares of Common Stock, or any combination thereof.  If the holder is to receive a portion of such payment in shares of Common Stock, the number of shares of Common Stock shall be determined by dividing the amount of such portion by the fair market value of one share of Common Stock on the date on which the Right is exercised.  The number of shares of Common Stock which may be received pursuant to the exercise of a Right may not exceed the number of shares of Common Stock covered by the related Option, or portion thereof, which is surrendered.  No fractional shares of Common Stock will be issued, but instead cash will be paid for any such fractional share of Common Stock.

    No payment will be required from the holder upon exercise of a Right, except that the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of cash or a certificate representing shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements, and the Company shall have the right to deduct from any payment any taxes required by law to be withheld by the Company with respect to such payment.

        (c) The fair market value of one share of Common Stock for the date on which a Right is exercised shall be determined as provided in Paragraph 5 for the determination of such value on the date of grant.

        (d) Upon exercise of a Right, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option, or portion thereof, which is surrendered.  Shares of Common Stock subject to Options, or portions thereof, which are surrendered in connection with the exercise of Rights shall not be available for subsequent Option or Restricted Stock grants under the Stock Incentive Plan.

        (e) Whether payments upon exercise of Rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have the sole discretion as to the timing of the payments, including whether payment shall be made in a lump sum or installments, but payments may not be deferred beyond the first business day of the twenty-fifth calendar month next following the month of exercise of a Right.  Deferred payments may bear interest at a rate determined by the Committee, provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code.  The Board of Directors may make such further provisions and adopt such rules and regulations as it shall deem appropriate, not inconsistent with the Stock Incentive Plan, related to the timing of the exercise of a Right and the determination of the form and timing of payment to the holder upon such exercise.

    7. Awards of Restricted Stock.  The Committee may authorize the issuance or transfer of shares of Restricted Stock to Eligible Individuals either alone or in addition to other Awards under the Stock Incentive Plan.  The terms and conditions of the vesting of an Award of Restricted Stock shall be set forth in the Agreement with the recipient thereof, except that Awards of Restricted Stock that will fully vest in fewer than three years from the date of grant may not exceed 5% of the total number of shares of Common Stock reserved for issuance under the Stock Incentive Plan.  The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals pursuant to Paragraph 12 hereof or such other factors as the Committee may determine, in its sole discretion.  Awards of Restricted Stock shall also be subject to the following provisions:

        (a) The Restricted Stock may be issued at a purchase price less than the fair market value thereof or for no consideration, as determined by the Committee.

        (b) Restricted Stock may be subject to: (i) restrictions on the sale or other disposition thereof, (ii) rights of repurchase or first refusal, and (iii) such other restrictions, conditions and terms as the Committee deems appropriate.

        (c) Each Award of Restricted Stock will constitute an immediate transfer of ownership of such shares, entitling the recipient to dividend, voting and other ownership rights.  The holder of Restricted Stock shall not be required to return any dividends received thereon to the Company in the event of the forfeiture of such shares.

        (d) The Committee shall determine whether shares of Restricted Stock are to be held in escrow by the Company or by an escrow agent appointed by the Committee, or if such shares are to be delivered to the recipient of the Award with an appropriate legend referring to the terms, conditions and restrictions applicable to the Award, in substantially the following form:

"The sale, transfer, alienation, attachment, assignment, pledge or encumbrance of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jones Apparel Group, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner and the Company dated __________.  Copies of such Plan and Agreement are on file at the offices of the Company.   Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect."

If and when all restrictions on such shares have lapsed without a prior forfeiture of the shares, such legend shall be removed from the certificate representing the shares.

    8. Nontransferability of Awards.  No Award granted under the Stock Incentive Plan shall be transferable, other than by will or by the laws of descent and distribution, except that all or any portion of an Option (other than Options which are ISOs) may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of a holder of such Option, subject to such restrictions on transfer which may be imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Stock Incentive Plan and the Options, as the case may be ("Permitted Transferee").  Options which are ISOs may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

    9. Termination of Relationship to the Company.

        (a) In the event that any original grantee of an Option or Right shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, such Award may (subject to the provisions of the Stock Incentive Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option or Right at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination (or for such other period following termination as the grantee and the Company may have agreed to in writing), but not more than 10 years (five years in the case of a 10% Holder) after the date on which such Award was granted or the expiration of the Award, if earlier.   Notwithstanding the foregoing, except as provided in Paragraph 10, if the position of an original grantee shall be terminated by the Company or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the written consent of the Company or any subsidiary corporation thereof, as the case may be, the Options or Rights granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. Subject to such exceptions as may be determined by the Committee, in the event any original Restricted Stock grantee shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, all shares of Restricted Stock remaining subject to applicable restrictions shall be forfeited by the recipient and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

        (b) Other than as provided in Paragraph 10(a), Awards granted under the Stock Incentive Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

        (c) Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Incentive Plan and the effect of leaves of absence, which provisions may vary from one another.

        (d) Nothing in the Stock Incentive Plan or in any Award pursuant to the Stock Incentive Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Company or any subsidiary corporation thereof (or the right to be retained by, or have any continued relationship with, the Company or any subsidiary corporation thereof), or affect the right of the Company or any such subsidiary corporation thereof, as the case may be, to terminate his employment, retention or relationship at any time.  The grant of any Award pursuant to the Stock Incentive Plan shall be entirely in the discretion of the Committee, and nothing in the Stock Incentive Plan shall be construed to confer on any Eligible Individual any right to receive any Award under the Stock Incentive Plan.

    10. Death, Disability or Retirement.

        (a) If a person to whom an Award has been granted under the Stock Incentive Plan shall (i) die (and the conditions in sub-paragraph (b) below are met), or (ii) become permanently and totally disabled or enter retirement (as such terms are defined below) while serving as an Eligible Individual, then the following provisions shall apply: (A) in the case of an Option or Stock Appreciation Right, the Award shall become immediately fully exercisable and the period for exercise provided in Paragraph 9 shall be extended to (i) one year after the date of death of the original grantee, or (ii) in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, or (iii) three years in the case of a retirement (as defined below), but, in any case, not more than 10 years (five years in the case of a 10% Holder) after the date such Award was granted, or the expiration of the Award, if earlier, as shall be prescribed in the original grantee's Award Agreement, and (B) in the case of Restricted Stock, the period of restrictions applicable to all unvested shares shall terminate on the date of termination of employment by reason of retirement, disability or death.  An Award may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Award pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

        (b) In the case of death of a person to whom an Award was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Company or a subsidiary corporation thereof or while serving as an Eligible Individual of the Company or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Company or a subsidiary corporation thereof, or (iii) within three years following his retirement.

        (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

        (d) The term "retirement" as used above shall mean voluntary termination of employment with the Company or a subsidiary corporation thereof by the Eligible Individual after attaining age 55 with at least 10 years of service with the approval of the Company or, if the individual has not attained age 55 and/or has less than 10 years of service, the Company determines that circumstances exist that warrant the granting of retirement status.

    11. Adjustments upon Changes in Capitalization.  Notwithstanding any other provision of the Stock Incentive Plan, in the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like, the Committee may appropriately adjust the aggregate number and class of shares of Common Stock as to which Awards may be granted under the Stock Incentive Plan, the maximum number and class of shares that may be awarded to any Eligible Individual, the number and class of shares subject to outstanding Awards, and the Option or Restricted Stock price per share.  In the event of (i) the dissolution or liquidation of the Company, or (ii) the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or if (iii) a "change in control" (as hereinafter defined) of the Company has occurred or is about to occur, then, if the Committee shall so determine: (A) with respect to Options, each Option under the Stock Incentive Plan, if such event shall occur with respect to the Company, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Company shall pay the Optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable, and (B) with respect to Restricted Stock, any Restricted Stock not forfeited prior to the change in control shall become immediately and fully vested, and the Committee shall have sole discretion to waive automatic forfeitures, if any, arising from the change in control.

    12. Performance-Based Awards.  Certain Awards of Restricted Stock granted under the Stock Incentive Plan may be granted, in the sole discretion of the Committee, in a manner constituting "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.  Such Awards (the "Performance-Based Awards") shall be based upon one or more of the following factors: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, sales, cash flow, market share, relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures.  With respect to Performance-Based Awards, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given fiscal period no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to any recipient for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

    13. Effectiveness of the Stock Incentive Plan.  Awards may be granted under the Stock Incentive Plan, subject to its authorization and adoption by stockholders of the Company, at any time or from time to time after its adoption by the Committee, but the amendment and restatement of the Stock Incentive Plan shall not be effective unless it shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Company duly called and held after the date of adoption of the amended and restated Stock Incentive Plan by the Board of Directors.  If so adopted, the amended and restated Stock Incentive Plan shall become effective as of the date of its adoption by the Board of Directors.  The exercise of Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable shall have been effected.  If the shares of Common Stock issuable upon exercise of an Option or if shares of Restricted Stock are not registered under such Act, and if the Committee shall deem it advisable, the recipient may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Incentive Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such recipient will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Company may reasonably impose.

    14. Termination and Amendment of the Stock Incentive Plan.  The Board of Directors of the Company may amend, modify or terminate the Stock Incentive Plan at any time prior to the termination of the Stock Incentive Plan, except that no amendment may be made without shareholder approval (i) if the Board of Directors determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Board of Directors determines that it is desirable to qualify or comply, or (ii) if such amendment grants the Committee the authority, except as provided for in Section 11, to (a) reduce the exercise price of any outstanding Option, (b) offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price, (c) increase the maximum number of shares of Common Stock reserved for issuance under the Stock Incentive Plan, (d) alter the classes of persons constituting Eligible Individuals or (e) grant Awards of Restricted Stock that will fully vest in fewer than three years from the date of grant in excess of 5% of the total number of shares of Common Stock reserved for issuance under the Stock Incentive Plan. No suspension, termination, modification or amendment of the Stock Incentive Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Award shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Award.

    15. Financing for Investment in Stock of the Company.  The Board of Directors may cause the Company or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Company or any subsidiary, to any Eligible Individual under the Stock Incentive Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period.  Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option or an Award of Restricted Stock and/or for payment of taxes incurred in connection with such exercise or Award, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Company.  The maximum amount of liability incurred by the Company and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors.  Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest at a higher rate.  Each recipient of such financing shall be personally liable for the full amount of all financing extended to him.  Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Company, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Company or such subsidiary, and applicable laws.  If any such financing is authorized by the Board of Directors, such financing shall be administered by the Board of Directors.

    16. Severability.  In the event that any one or more provisions of the Stock Incentive Plan or any Agreement, or any action taken pursuant to the Stock Incentive Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Incentive Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Incentive Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

    17. Applicable Law. The Stock Incentive Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Pennsylvania.

    18. Withholding.  A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state, local or other tax requirements.

    19. Miscellaneous.

        (a) The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

        (b) The term "terminated for cause" shall mean termination by the Company (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Company (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Company (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise.  In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute, and such resolution shall be final and conclusive on all parties.

        (c) The term "change in control" shall mean an event or series of events that results in (i) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of Sections 13(d)(3) of the Exchange Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the then outstanding voting stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's

Board of Directors (together with any new director whose election by the Company's Board or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (iii) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company).